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                                                                    EXHIBIT 10.4

                                  AMENDMENT TO
                       ZINDART LOAN AND SECURITY AGREEMENT
                                  AND AGREEMENT

        THIS AMENDMENT TO ZINDART LOAN AND SECURITY AGREEMENT AND AGREEMENT (this "December 2001 Amendment"), dated as of December 31, 2001, is entered into between ZINDART LIMITED ("Zindart"), on the one hand, and INTERVISUAL BOOKS, INC., a California corporation ("IBI"), and FAST FORWARD MARKETING, INC., a California corporation formerly known as FFM ACQUISITION CORP. ("FFM"), on the other hand, and amends that certain Loan and Security Agreement, dated as of May 13, 1999, between Zindart and Borrower (as previously amended, the "Agreement") and contains certain other agreements. IBT and FFM are sometimes individually and collectively referred to as "Borrower." All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this December 2001 Amendment, in which case, the definition contained herein shall govern. This December 2001 Amendment is entered into in light of the following facts:

                                    RECITALS

        WHEREAS, the current outstanding principal balance of the Obligations under the Agreement is $2,050,000 (the "Principal Balance");

        WHEREAS, Borrower and Zindart have agreed that (a) $400,000 of the Principal Balance be converted to common stock of IBI, with voting rights to be subject to the terms and provisions of the Voting Agreement, if any, to be executed between Zindart and Intervisual Partners LLC (the "Investor") (the "Voting Agreement"), (b) $400,000 of the Principal Balance be cancelled in the quarter ending September 30, 2002, contingent upon satisfactory payment performance by the Company of certain obligations, and (c) the remaining $1,250,000 of the Principal Balance be payable in twenty-four equal monthly installments beginning August 31, 2002;

        WHEREAS, the current outstanding balance of past due trade payables owing by Borrower to Lender is approximately $1,250,000 (the "Past Due Payable");

        WHEREAS, Borrower and Zindart have agreed that (a) $400,000 of the Past Due Payables (the "Converted Payables") be converted to common stock of IBI, with voting subject to the terms and provisions of the Voting Agreement, if any,
(b) $400,000 of the Past Due Payables be cancelled upon the closing of the sale of approximately $2,000,000 in the aggregate in one or more closings, of IBI's, Series A Preferred Stock (the "Preferred Stock") to the Investor (the "Equity Financing"), and (c) the remaining $400,000 of the Past Due Payables be payable in seven equal monthly installments beginning January 31, 2002; and

        WHEREAS, the parties desire to execute this December 2001 Amendment in order to memorialize the above understandings and to facilitate the Equity Financing.

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        NOW, THEREFORE, the parties agree as follows:

                1. The Agreement is hereby amended as follows:

                      A. Amended Definitions. The definitions of "Maturity Date" and "Obligations" in the Agreement are hereby deleted and the following definitions are inserted into Section 1.1 of the Agreement in the appropriate alphabetical order:

                             "Base Obligations" shall have the meaning ascribed
thereto in the definition of Obligations.

                             "Converted Obligations" shall mean $400,000, which
is a portion of the Principal Balance of the Obligations owed by Borrower to Lender pursuant to this Agreement and which is to be converted into common stock of IBI.

                             "December 2001 Amendment" means the Amendment to
Zindart Loan and Security Agreement and Agreement dated December 31, 2001 among Borrower and Lender.

                             "Maturity Date" means July 31, 2004.

                             "Obligations" means, after the conversion of the
Converted Obligations into common stock of IBI pursuant to the December 2001 Amendment, (a) $1,200,000 (the "Base Obligations") plus (b) $400,000, if Borrower has not paid $400,000 of the Past Due Payables as provided for in
Section 3.C of the December 2001 Amendment (the "Past Due Contingent Obligations") plus (c) all interest, Lender Expenses and other amounts owed to Lender by Borrower pursuant to the Agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding.

                             "Past Due Contingent Obligations" shall have the
meaning ascribed thereto in the definition of Obligations.

                      B. Amendment to Section 2.1(e). Section 2.1 (e) of the Agreement is hereby amended by deleting from Schedule A thereto the reference to the payment of $250,000 due on or before March 15, 2002.

                      C. Amendment to Section 2.3(a). Section 2.3(a) of the Agreement is hereby deleted and the following substituted in lieu thereof:

                             "(a) INTEREST RATE. Except as set forth in
               Section 2.3(b), the Obligations shall bear interest at a per annum rate equal to five percent (5.00%) above the LIBOR Rate."

                      D. Amendment to Section 2.3(c). Section 2.3(c) of the Agreement is hereby deleted and the following substituted in lieu thereof:


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                             "(c) PAYMENTS. Interest on the Base Obligations
               (including the Converted Obligations to the extent provided in the December 2001 Amendment) shall be due and payable on each Payment Date beginning December 31, 2001 and on the Maturity Date. Interest on the Past Due Contingent Obligations shall be due and payable on each Payment Dale beginning December 31, 2002 if any Past Due Contingent Obligations are outstanding on such date. The principal amount of the Base Obligations shall be due and payable in twenty-four equal monthly installments beginning August 31, 2002. If any Past Due Contingent Obligations are outstanding on December 31, 2002, then the principal amount of the Past Due Contingent Obligations shall be due and payable in nineteen equal monthly installments beginning January 31, 2003. All outstanding principal and accrued interest on the Obligations shall be due and payable on the Maturity Date. All payments of principal, interest and fees shall be made by Borrower to Lender in immediately available funds. Any interest not so paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder."

                      E. Amendment to Section 7.4. Section 7.4 of the Agreement is hereby amended by adding the following before the period at the end of the first sentence: "and other Indebtedness to Lender".

                      F. Conversion of Converted Obligations. Lender and borrower hereby agree to exchange the Converted Obligations for 634,921 shares of IBI's common stock (the "Converted Obligations Common Stock") at a price of $0.63 per share. The Converted Obligations Common Stock shall be subject to the Voting Agreement, if any. IBI shall issue and deliver to Lender stock certificates evidencing the Converted Obligations Common Stock within five business days of IBI amending its Articles of Incorporation in order to increase its authorized capital stock to a sufficient number of shares of common stock in order to issue the Converted Obligations Common Stock. IBI agrees to use its best efforts to cause such amendment to its Articles of Incorporation to occur as soon as practicable after the effectiveness of this December 2001 Amendment.

                      G. Cancellation of Portion of Obligations under Agreement. Lender and Borrower hereby agree to cancel the Past Due Contingent Obligations (as Agreement, as amended by this December 2001 Amendment) upon IBI making the monthly payments as provided for in Section 3.C below (the "Cancellation Condition"). The parties agree that if the Cancellation Condition has occurred, Lender shall cancel the Past Due Contingent Obligations effective in the quarter ending September 30, 2002.

                      H. Amendment to Section 7.2. The first sentence of Section
7.2 of the Agreement is hereby deleted and the following substituted in lieu thereof;


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                      "Engage in any business or permit any of its Subsidiaries
                      to engage in any business, other than the business currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto)."

                      I. Amendment to Section 8.6. A reference in Section 8.6 to "One Hundred Thousand Dollars ($200,000)" is hereby amended to be "Two Hundred Thousand Dollars ($200,000)".

                2. Waiver of Defaults under Agreement. Lender hereby waives all contained Zindart (a) existing defaults or Events of Default under the Agreement, including, without limitation, all defaults caused by Borrower's failure to be in compliance prior to the date hereof with the Loan and Security Agreement among Borrower and U.S. Bank National Association, formerly known as Santa Monica Bank, dated March 12, 1999 (as the same has been or hereafter may be amended, the "Senior Loan Agreement"), and (b) any defaults or Events of Default under the Agreement caused by the failure of Borrower to comply with the financial covenants in the Senior Loan Agreement with respect to periods on and prior to June 30, 2002. Zindart specifically consents to the Equity Financing.

                3. Conversion of Payables; Cancellation of Payables; Payment of Payables.

                      With regard to the Past Due Payables, the parties hereto agree as follows:

                      A. Conversion of Converted Payables. Lender and Borrower hereby agree to exchange the Converted Payables for 634,921 shares of IBI's common stock (the "Converted Payables Common Stock") at a price of $0.63 per share. The Converted Payables Common Stock shall be subject to the Voting Agreement, if any. IBI shall issue and deliver to Lender stock certificates evidencing the Converted Payables Common Stock within five business days of IBI amending its Articles of Incorporation in order to increase its authorized capital stock to a sufficient number of shares of common stock in order to issue the Converted Obligations Common Stock, IBI agrees to use its best efforts to cause such amendment to its Articles of Incorporation to occur as soon as practicable after the effectiveness of this December 2001 Amendment.

                      B. Cancellation of Portion of Past Due Payables. Lender and Borrower hereby agree to cancel $400,000 of the Past Due Payables upon the closing of the Equity Financing.

                      C. Payment Schedule for Past Due Payables. $400,000 of the Past Due Payables shall be payable by IBI to Lender in seven equal monthly installments of $57,143 on the last day of each month, beginning January 31, 2002.

                4. Representations and Warranties.

                      A. Representations and Warranties by the Company. The Company hereby represents and warrants to Zindart as follows:


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                             (i) The execution and delivery by IBI of this
December 2001 Amendment and the issuance and delivery of the Converted Payables Common Stock and the Converted Obligations Common Stock have been duly authorized by all requisite corporate action, except that the amendment to IBI's articles necessary to authorize the increase in its common stock has not been approved by all necessary corporate action and such amendment has not been filed with the Secretary of State of the State of California. This December 2001 Amendment has been duly executed and delivered by IBI and constitutes the legal, valid and binding obligation of IBI, enforceable in accordance with its terms.

                             (ii) The Converted Payables Common Stock and the
Converted Obligations Common Stock, when issued in accordance with the terms of this Agreement, will be free and clear of all liens, charges, restrictions, claims and encumbrances impoaws vy oe through IBT and when so issued, will be duly authorized, validly issued, fully-paid and non-assessable shares of IBI common stock.

                             (iii) Just prior to the "First Closing" as
contemplated under, the Equity Financing, IBI will have no more than 8,475,000 shares of Common Stock calculated on a fully diluted basis, assuming the exercise of all options, warrants and other rights exercisable to purchase shares of Common Stock, not counting options to purchase an aggregate of 600,000 shares which are to be issued in connection with the Equity Financing to a director and an officer and the shares to be issued to Zindart hereunder. At the "First Closing" of the Equity Financing, Investor is to acquire 396,825 shares of IBI's Preferred Stock and at the "Second Closing," Investor is to acquire 1,269,841 shares of Preferred Stock, in each case each share of Preferred Stock is convertible into two (2) share of Common Stock. As part of the Equity Financing, Investor also has options to acquire up to 2,049,804 shares of Preferred Stock.

                             (iv) The Company represents and warrants that a
majority of its issued and outstanding shares of Common Stock and the issued and outstanding shares of Preferred Stock have all agreed to vote in favor of the Company's Amended and Restated Articles of Incorporation which is necessary in order to increase its authorized shares of Common Stock to permit the conversions contemplated in the Agreement.

                      B. Representations and Warranties of Zindart. Zindart hereby represents and warrants to IBI as follows:

                             (i) The execution and delivery by Zindart of this
December 2001 Amendment has been duly authorized by all requisite corporate action. This December 2001 Amendment has been duly executed and delivered by Zindart and constitutes the legal, valid and binding obligation of Zindart, enforceable in accordance with its terms.

                             (ii) Zindart is an "accredited investor" within the
meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act") and Zindart has sufficient knowledge and experience in investing in companies similar to IBI so as to be able to evaluate the risks and merits of its investment in IBI and is able financially to bear the risks thereof.


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                             (iii) Zindart has had the opportunity to discuss
IBI's business, management and affairs with IBI's management and is acquiring the Converted Payables Common Stock and the Converted Obligations Common Stock for its own account for the purpose of investment and not with a view to or in connection with any distribution thereof.

                             (iv) Zindart understands that (a) the Converted
Obligations Common Stock and the Converted Payables Common Stock have not been registered under the Securities Act pursuant to Section 4(2) thereof, (b) the Converted Payables Common Stock and the Converted Obligations Common Stock must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (c) the stock certificates evidencing such shares will bear a Securities Act restrictive legend to that effect and (iv) IBI will make a notation on its transfer books to such effect.

                5. Miscellaneous.

                      A. This December 2001 Amendment shall be deemed effective as of the date first hereinabove written; provided, however, that a condition precedent t effectiveness of the obligations of the parties hereto shall be the closing of the Equity Financing on or before January 31, 2002 and the execution by the Company and USBank of an extension and modification agreement whereby the due date of USBank's note is extended to December 31, 2002.

                      B. This December 2001 Amendment shall be governed by and construed in accordance with the laws of the State of California (without regard to its conflict of laws principles) as applied to agreements among California residents, made and to be performed entirely within the State of California. The parties hereto irrevocably consent to the exclusive personal jurisdiction of the Federal and State courts located in Los Angeles County, as applicable, for any matter arising out of or relating to this December 2001 Amendment.

                      C. The Agreement, as amended by this December 2001 Amendment, and the other documents referenced herein and delivered pursuant to this December 2001 Amendment embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. Without limiting the foregoing, this December 2001 Amendment replaces and supersedes in its entirety the letter dated November 20, 2001 between Intervisual Partners, LLC and Zindart. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.

                      D. This December 2001 Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one in the same instrument.

                            [signature page follows]


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        IN WITNESS WHEREOF, Zindart and Borrower have executed this Decem
Amendment.

                                     INTER VISUAL BOOKS, INC.,
                                     a California corporation

                                     By:    /s/ WALDO HUNT
                                            ------------------------------------
                                     Title: Chairman of the Board
                                            ------------------------------------

                                     FAST FORWARD MARKETING, INC.,
                                     a California corporation

                                     By:    /s/ DAN P. REAVIS
                                            ------------------------------------
                                     Title: President
                                            ------------------------------------

                                     ZINDART LIMITED

                                     By:    /s/ PETER A.J. GARDINER
                                            ------------------------------------
                                     Title: Chairman
                                            ------------------------------------


The undersigned hereby executes this December 2001 Amendment for the purposes of confirming that this December 2001 Amendment replaces and supersedes in its entirety the letter dated November 20, 2001 between the undersigned and Zindart Limited.

INTERVISUAL PARTNERS, LLC



By:    /s/ L. PEARLMAN
       ----------------------------------
Name:  L. Pearlman
       ----------------------------------
Title: Managing Partner
       ----------------------------------


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